Investor Meetings May 2009

Safe Harbor This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, the Private Securities Litigation Reform Act of 1995 or in releases made by the SEC, all as may be amended from time to time. Such statements include declarations regarding the intent, belief, or current expectation of the Company and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve a number of risks and uncertainties that can materially affect actual results as identified herein and from time to time in the Company’s Reports and Registration Statements filed with the Securities and Exchange Commission. Forward looking statements provided herein are made only as of the date hereof or as a specified date herein and the Company does not have or undertake any obligation to update or revise them, unless required by law.  2

Business Overview Douglas Mackie President & CEO

Great Lakes Dredge & Dock Largest provider of dredging, land reclamation and shore replenishment services in the U.S. Leader in Federally protected domestic market 119 year operating history with experienced management team Largest and most diverse U.S. dredging fleet Only U.S. dredge operator with significant foreign presence Grew fleet in 2007 by acquiring four additional dredges Strong financial performance 2008 EBITDA: $55.9 million 2009 YTD EBITDA $28.4 million 2009 MARCH YTD REVENUE BY WORK TYPE ($179.2M) 2008 REVENUE BY WORK TYPE ($586.9M) Beach Nourishment 12% Maintenance 26% U.S. Capital Dredging 30% Demolition 7% Foreign Capital Dredging 25% Beach Nourishment 11% Maintenance 16% U.S. Capital Dredging 26% Demolition 17% Foreign Capital Dredging 30%  4

Favorable Competitive Dynamics The U.S. domestic dredging market is protected from international competition Foreign Dredge Act of 1906 (the “Dredging Act”) and the Merchant Marine Act of 1920 (the “Jones Act”) effectively prohibit foreign dredges and foreign-owned dredging companies from operating in the U.S. New dredges are expensive and require long construction lead times Strict job bonding and regulatory certification requirements Dredging projects are growing increasingly complex, which enhances the need for specialized equipment Consolidating US Capacity with exit of competitor (Bean) in 2007  5

Current Industry Initiatives and Potential Increases to the Dredging Market American Recovery and Reinvestment Act In February 2009, the President signed this act, which authorizes a $787 billion stimulus plan It appears to contain approximately $400 million for dredging Harbor Maintenance Trust Fund (HMTF) Appears to be increasing momentum on Capitol Hill Could increase funding for maintenance dredging by $500-700 Million a year Coastal Impact Assistance Program (CIAP) Provides money from offshore drilling to six coastal states (Alabama, Alaska, California, Louisiana, Mississippi, Texas) Currently expected that $250 Million available each year through 2010 To be used for purpose of conservation, protection, or restoration of coastal areas including wetlands Offshore Continental Shelf Program (OCSP) Apportions money from offshore drilling leases back to impacted states Expects several coastal restoration projects in Louisiana to come out soon Panama Canal Expansion Total of $5.25 Billion in expansion work planned through 2014 Atlantic Entrance Channel project scheduled to be bid in July 2009 Will make maintaining and deepening domestic East and Gulf Coast ports even more critical  6

Leading U.S. Market Position US Market Leader – with growing market share Proprietary system with historical data for bidding and estimating projects Technical expertise and ability to meet increasingly stringent environmental regulations and job complexity Fleet capacity to compete for multiple projects across domestic market sectors and internationally Based on Great Lakes’ total available U.S. bid market, where the Company did bid or would have bid if not for capacity constraints. FIVE YEAR AVERAGE BID MARKET SHARE(a) 2004 – 2008 Total Average Bid Market: $642M 2009 YTD Bid Market Bid Market Share: $181M Weeks 21.6% Other 17.8% Bean Stuyvesant 7.8% Manson 7.9% Norfolk 4.9% Great Lakes 40.0% Other 17.5% Manson 8.1% Great Lakes 50.8% Weeks 23.5%  7

Industry Fundamentals

Dredging Overview Capital – deepening of ports, land reclamation, and excavation of underwater trenches Beach Nourishment – creating and rebuilding of beaches Maintenance – maintaining depth of shipping channels Types of Dredging Army Corps of Engineers is the largest user of dredging services Foreign governments State and local government entities Private entities (e.g., oil companies, utilities) Customers  9

Large and Flexible Fleet in U.S. and Middle East Markets Hopper Hydraulic Cutterhead Mechanical 11 Vessels (5 domestic, 6 Middle East) Has only large electric cutterhead available in the U.S. for environmentally sensitive regions requiring lower emissions 10 Vessels (4 domestic, 6 Middle East) Highly mobile, with the ability to operate in rough waters Little interference with other ship traffic 5 Vessels (all domestic) Operates one of two environmentally friendly electric clamshell dredges in the U.S. Maneuverability in tight areas such as docks and terminals 25 material transportation barges and 169 other specialized support vessels Estimated fleet replacement cost in excess of $1.5 billion in current market Types of Dredges  10

Attractive Industry Dynamics

Domestic Dredging Industry Demand Drivers U.S. ports 5’ – 10’ shallower vs. foreign ports Port development required to support larger, deeper draft ships - even more important with expansion of the Panama Canal Water Resources Development Act “(WRDA)” Long-term funding for wetland and coastal marshes Other port development Capital Current Demand Drivers Three Year Average Bid Market Size: $275 million Three Year Average Revenue: $137 million  12

Domestic Dredging Industry Demand Drivers Current Demand Drivers Storm activity Growing population in coastal communities Importance of beach assets to the local tourism industry Increasing state & local funding Beach Nourishment Three Year Average Bid Market Size: $132 million Three Year Average Revenue: $83 million  13

Domestic Dredging Industry Demand Drivers Current Demand Drivers Port capacity currently operating at only 45% vs. goal of 95% Potential incremental funding source from Harbor Trust Fund Naturally occurring silt build-up and volatile weather New capital projects increase need for ongoing maintenance Waterways need to be maintained to ensure navigability Maintenance Three Year Average Bid Market Size: $294 million Three Year Average Revenue: $82 million  14

The Middle East & Other Regions Represent Substantial Market Opportunities Middle East has been a dynamic market for dredging services Current expectations have slowed due to falling oil prices and contraction of real estate market International projects tend to be larger and have a longer duration vs. domestic projects Company looking to other international markets including South America & Africa International Three Year Average Revenue: $91 million  15

Financial Overview Deborah Wensel Senior VP and CFO

Financial Performance ANNUAL EBITDA (a) ANNUAL REVENUE EBITDA represents net income (loss), adjusted for net interest expense, income taxes, depreciation and amortization expense. 2005 results exclude non-cash write down of goodwill and intangibles of $5.7 million. Please see reconciliation of Net Income to EBITDA at end of this presentation. ($ in millions) QUARTERLY EBITDA QUARTERLY REVENUE $179 $516 $426 $423 $587 $0 $300 $600 2005 2006 2007 2008 March 2009 YTD Domestic Capital Foreign Capital Maintenance Beach Demolition $28.4 $55.9 $57.5 $52.6 $45.1 0 25 50 $75 2005 2006 2007 2008 March 2009 YTD $28.4 $16.1 $14.6 $15.8 $- $5 $10 $15 $20 $25 $30 Q2 2008 Q3 2008 Q4 2008 Q1 2009 $200 $150 $100 $50 $0 $145 $143 $163 $179 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Dredging Demolition 17

Customer Concentration & EBITDA ANNUAL REVENUE BY CUSTOMER ($ in millions) ANNUAL EBITDA BY SEGMENT $45 $53 $57 $56 $28 $(5) $15 $35 $55 2005 2006 2007 2008 March 2009 YTD Dredging Demolition $600 $500 $400 $300 $200 $100 $- $423 $426 $516 $587 $179 Federal Govt State & Local Private Foreign Demolition 18

Backlog BACKLOG BY SEGMENT ($ in millions) $360.4 $369.2 $278.2 $291.2 $441.6 $367.7 0.0 100.0 200.0 300.0 400.0 500.0 600.0 12/31/2004 12/31/2005 12/31/2006 12/31/2007 12/31/2008 3/31/2009 Capital Maintenance Beach Foreign Demolition  19

Significantly Improved Financial Flexibility $191.1 $188.3 $216.5 $230.9 $250.2 3.1 3.7 3.3 3.6 6.4 0.0 100.0 200.0 $300.0 2005 2006 2007 2008 March 2009 YTD Net Debt 0.0 3.0 6.0 9.0 Net Debt/EBITDA Net Debt Net Debt / EBITDA  20

Key Investment Considerations Leader in a Federally Protected Domestic Market Largest, Most Diverse Fleet in the U.S. Well Positioned to Capitalize on Attractive Industry Dynamics Established International Capabilities, With a Substantial Presence in the Middle East Growth Through Equipment Acquisitions Experienced, Proven Management Team Flexible Capital Structure Solid Financial Performance: Increasing Momentum  21

Appendix Reconciliation of Net Income to EBITDA

Reconciliation of EBITDA ($ in millions) March 2009 YTD 2008 2007 2006 2005 Net Income Attributable to Great Lakes Dredge & Dock Corp $7.3 $5.0 $7.1 $2.2 ($6.9) Interest Expense 4.3 17.0 17.5 24.3 23.1 Income Tax Expense 5.2 3.8 6.4 1.0 (1.4) Depreciation and Amortization 11.6 30.1 26.5 25.1 24.6 EBITDA $28.4 $55.9 $57.5 $52.6 $39.4  23